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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 30, 2000

                        COMMISSION FILE NUMBER: 000-24539

                              ECLIPSYS CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                            65-0632092
(State of Incorporation)                            (IRS Employer Identification
                                                    Number)

                            777 East Atlantic Avenue
                                    Suite 200
                              Delray Beach, Florida
                                      33483
                    (Address of principal executive offices)

                                 (561)-243-1440
                        (Telephone number of registrant)


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ITEM 5.  OTHER EVENTS

        On March 30, 2000, Eclipsys Corporation (the "Registrant") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, Neoforma.com, Inc., a Delaware corporation ("Neoforma"), and a wholly-owned subsidiary of Neoforma ("Merger Sub"), pursuant to which the Registrant agreed to be acquired by Neoforma. Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Registrant, with the Registrant to survive the merger as a wholly-owned subsidiary of Neoforma (the "Merger"), and each outstanding share of the Registrant's common stock will be converted into the right to receive 1.344 shares of Neoforma common stock. The transaction has been structured to qualify as a tax-free reorganization and will be accounted for as a purchase.

        In connection with the execution of the Merger Agreement, Harvey J. Wilson, Chairman of the Board and Chief Executive Officer of the Registrant, Wilfam, L.P. (which may be deemed to be an affiliate of Mr. Wilson), entities affiliated with General Atlantic Partners, LLC, Partners HealthCare System, Inc., and Motorola, Inc. (collectively, the "Holders") have each entered into Voting Agreements with Neoforma, pursuant to which such Holders agreed to vote an aggregate of approximately 11,346,996 shares of the Registrant's common stock, constituting an aggregate of approximately 31% of the Registrant's outstanding common stock, in favor of the Merger and against any proposal made in opposition to or in competition with the Merger. Such Holders also granted Neoforma's board of directors an irrevocable proxy to vote their shares in favor of the Merger and against any proposal made in opposition to or in competition with the Merger. Neoforma stockholders have entered into Voting Agreements (collectively, the "Eclipsys Voting Agreements") with the Registrant and HEALTHvision, Inc., a Delaware corporation ("HEALTHvision") pursuant to which such stockholders agreed to vote an aggregate of approximately 35% of Neoforma's outstanding common stock in prior of issuance of the shares of Neoforma common stock to be issued in the Eclipsys Merger and the Related Agreements (as defined below).

        Under the Merger Agreement, Neoforma agreed that following the Effective Time (as defined in the Merger Agreement), the Neoforma board of directors would be increased to nine members, and three designees of the Registrant, including Mr. Wilson and a designee affiliated with General Atlantic Partners LLC would be elected. Mr. Wilson would be elected to serve as Chairman of Neoforma.

        Concurrently with execution of the Merger Agreement, Neoforma entered in to an Agreement and Plan of Merger (the "HEALTHvision Merger Agreement"), by and among Neoforma and HEALTHvision, Inc., a Delaware corporation ("HEALTHvision"), providing for the merger (the "HEALTHvision Merger") of HEALTHvision with and into the Registrant immediately following the Merger. The Registrant owns shares of common and preferred stock of HEALTHvision representing approximately 34% of the outstanding voting power. In connection with the execution of the HEALTHvision Merger Agreement, the Registrant, entities affiliated with General Atlantic Partners, LLC, and VHA (as defined below) entered into Voting Agreements with Neoforma, pursuant to which such parties agreed to vote in favor of the HEALTHvision Merger securities


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constituting a majority of the HEALTHvision's capital stock entitled to vote thereon and granted Neoforma's board of directors an irrevocable proxy to vote their shares in favor of the HEALTHvision Merger and against any proposal made in opposition to or in competition with the HEALTHvision Merger. The Voting Agreement entered into by the Registrant is referred to herein as the "HEALTHvision Voting Agreement".

        In addition, concurrently with the execution of the Merger Agreement, Neoforma entered into an Outsourcing and Operating Agreement (the "Novation Operating Agreement") among Neoforma, Novation, LLC, a Delaware limited liability company ("Novation"), VHA, Inc., a Delaware corporation ("VHA"), University Healthsystem Consortium, an Illinois corporation ("UHC"), and Healthcare Purchasing Partners International, LLC, a Delaware limited liability company ("HPPI"), and Common Stock and Warrant Agreements between Neoforma and VHA, and Neoforma and UHC, respectively (the "Stock and Warrant Agreements" and, together with the Novation Operating Agreement, the "Novation Documents," and the Novation Documents together with the HEALTHvision Merger Agreement, the "Related Agreements"). Neoforma has advised the Registrant that it intends to file with the Securities Exchange Commission copies of each of the Related Agreements pursuant to which shares of Neoforma common stock will be issued as exhibits to a Current Report on Form 8-K. The description of such documents is qualified in its entirety by reference to the full text of such exhibits.

        Under the Merger Agreement, consummation of the Merger is conditioned, among other things, upon consummation of the HEALTHvision Merger and the closing of the transactions contemplated by the Stock and Warrant Agreements. In addition, the Merger Agreement may be terminated by either party upon termination of the HEALTHvision Merger Agreement or the Novation Documents. The Merger is subject to several additional conditions, including approval by companies' stockholders, the expiration of applicable waiting periods under antitrust laws and obtaining necessary consents.

        The Merger Agreement, the Eclipsys Voting Agreements and the HEALTHvision Voting Agreement are filed as exhibits to this report and we incorporated by reference herein. The foregoing description of such documents is qualified in its entirety by reference to the full text of such exhibits.

        A press release announcing the Merger and the Related Transactions is attached as an exhibit to this report.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS


EXHIBIT
  NO.                                    DESCRIPTION
-------                                  -----------

2.1 Agreement and Plan of Merger, dated as of March 30,2000, by and among the Registrant, Neoforma, and NeoIII Acquisition Corp.
99.1 HEALTHvision Voting Agreement, dated as of March 30, 2000, by and among the Registrant and Neoforma.
99.2 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Robert Rene.
99.3 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and M. Rangaswami.
99.4 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Delphi Ventures.
99.5 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Robert Zollars.
99.6 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Wayne McVicker.
99.7 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Jeffrey H. Kleck.
99.8 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Garnett Family Trust.
99.9 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Frederick Ruegsegger.
99.10 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Superior Consultant Company.
99.11     Press Release dated March 30, 2000, issued by the Registrant.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ECLIPSYS CORPORATON

Date:  April  3, 2000                         /s/  Jack Risenhoover
                                              ------------------------------
                                                   Jack Risenhoover
                                                   Secretary
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                              ECLIPSYS CORPORATION
                                  EXHIBIT INDEX


EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------

2.1 Agreement and Plan of Merger, dated as of March 30, 2000, by and among the Registrant, Neoforma, and NeoIII Acquisition Corp.
99.1 HEALTHvision Voting Agreement, dated as of March 30, 2000, by and among the Registrant and Neoforma.
99.2 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Robert Rene.
99.3 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and M. Rangaswami.
99.4 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Delphi Ventures.
99.5 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Robert Zollars.
99.6 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Wayne McVicker.
99.7 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Jeffrey H. Kleck.
99.8 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Garnett Family Trust.
99.9 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Frederick Ruegsegger.
99.10 Parent Voting Agreement, dated as of March 30, 2000, by and among the Registrant, HEALTHvision, Inc. and Superior Consultant Company.
99.11    Press Release dated March 30, 2000, issued by the Registrant.